Commitments, Leases and Contingencies	12 Months Ended
Sep. 26, 2020
Commitments, Leases and Contingencies [Abstract]
Commitments, Leases and Contingencies
6.  Commitments, Leases and Contingencies

The Company has various purchase commitments for raw materials, supplies and property and equipment incidental to the ordinary conduct of business.

Collective Bargaining Agreements

At the end of fiscal 2020, we employed approximately 47,000 employees, and approximately 20% of those employees were covered by collective bargaining agreements.  The majority of these agreements are due for renegotiation in fiscal 2021.  Our relations with employees under collective bargaining agreements remain satisfactory and there have been no significant work stoppages or other labor disputes during the past three years.

Leases

During the first quarter of fiscal 2020, the Company adopted ASU 2016-02, Leases (Topic 842). The Company leases certain manufacturing facilities, warehouses, office space, manufacturing equipment, office equipment, and automobiles.

Under the new standard, we recognize right-of-use assets and lease liabilities for leases with original lease terms greater than one year based on the present value of lease payments over the lease term using our incremental borrowing rate on a collateralized basis.  Short-term leases, with original lease terms of less than one year, are not recognized on the balance sheet. We are party to certain leases, namely for manufacturing facilities, which offer renewal options to extend the original lease term. Renewal options are included in the right-of-use asset and lease liability based on our assessment of the probability that the options will be exercised.

We have elected the package of practical expedients which allows the Company to not reassess: (i) whether any expired or existing contracts are or contain leases, (ii) lease classification for any expired or existing leases, and (iii) initial direct costs for any existing leases. Additionally, we have elected the practical expedient to not separate lease and non-lease components for all asset classes.

Supplemental lease information is as follows:

Leases	Classification	2020
Assets
Operating lease right-of-use assets	Right-of-use asset	$562
Finance lease right-of-use assets	Property, plant, and equipment, net	78
Current liabilities
Operating lease liabilities	Other current liabilities	$115
Finance lease liabilities	Current portion of long-term debt	17
Non-current liabilities
Operating lease liabilities	Operating lease liability	$464
Finance lease liabilities	Long-term debt, less current portion	59

Lease cost	2020
Operating lease cost	$120
Finance lease cost:
Amortization of right-of-use assets	24
Interest on lease liabilities	3
Total finance lease cost	27
Short-term lease cost	27
Total lease cost	$174

Cash paid for amounts included in lease liabilities	2020
Operating cash flows from operating leases	$120
Operating cash flows from finance leases	3
Financing cash flows from finance leases	38

2020
Weighted-average remaining lease term - operating leases	8 years
Weighted-average remaining lease term - finance leases	4 years
Weighted-average discount rate - operating leases	4.6%
Weighted-average discount rate - finance leases	3.8%

Right-of-use assets obtained in exchange for new operating lease liabilities were $44 million for fiscal 2020.

At September 26, 2020, annual lease commitments were as follows:

Fiscal Year	Operating Leases	Finance Leases
2021	$118	$20
2022	103	23
2023	87	17
2024	72	7
2025	67	6
Thereafter	256	13
Total lease payments	703	86
Less: Interest	(124)	(10)
Present value of lease liabilities	$579	$76

Litigation

The Company is party to various legal proceedings involving routine claims which are incidental to its business.  Although the Company’s legal and financial liability with respect to such proceedings cannot be estimated with certainty, the Company believes that any ultimate liability would not be material to its financial position, results of operations or cash flows.